Supplement dated March 28, 2013
to the Prospectus for Principal Variable Contracts Funds, Inc.
dated April 30, 2012

(as supplemented on June 15, 2012, September 14, 2012, November 13, 2012,
November 27, 2012, December 14, 2012, and March 15, 2013)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

MANAGEMENT OF THE FUND

The Manager
Add the following to the end of the paragraph that begins, "Principal provides a substantial part of the investment advisory services":
Mr. Tyler is currently on a temporary medical leave of absence. During Mr. Tyler's absence, Mr. Welch has ultimate decision making authority.